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                                                                   Exhibit 10.16

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") dated as of December 19, 2002 is between U.S. Plastic Lumber Corp. ("USPL") and Quakertown, LLC (the "Company").

         WHEREAS, USPL, various financial institutions (the "Banks") and Bank of America, N.A., as administrative agent for the Banks (in such capacity, the "Administrative Agent") are parties to a Credit Agreement dated as of September 9, 2002 (as amended or otherwise modified prior to the date hereof, the "Credit Agreement"; capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement);

         WHEREAS, on the date hereof, USPL has paid all of its obligations under the Credit Agreement other than $1,000,000 of principal;

         WHEREAS, the Company has agreed to assume all of the remaining obligations of USPL under the Credit Agreement, which obligations are to be evidenced by notes issued on the date hereof (together with all additional notes issued thereunder after the date hereof, the "Quakertown Notes") by the Company to the Banks;

         WHEREAS, in consideration for such assumption by the Company, USPL has agreed to transfer to the Company, subject to the existing security interest of the Administrative Agent, all of its right, title and interest in the Quakertown Claim; and

         WHEREAS, concurrently with such transfer, the Company and the Administrative Agent will enter into a Second Amended and Restated Security Agreement (the "Restated Security Agreement") to set forth their agreements with respect to the Administrative Agent's security interest in, and rights with respect to, the Quakertown Claim;

         NOW THEREFORE, in consideration of the foregoing, USPL and the Company hereby agree as follows:

         1. Effective immediately, USPL hereby irrevocably contributes, assigns, transfers and conveys to the Company all of USPL's right, title and interest in and to the Quakertown Claim, together with all proceeds, products, profits and returns of and from, all rights to prosecute, settle or otherwise pursue, and all distributions on and rights arising out of, the Quakertown Claim (all of the foregoing, the "Quakertown Rights"), subject to the existing security interest of the Administrative Agent under the Security Agreement.

         2. The Company hereby (a) assumes all rights and obligations of USPL under the Credit Agreement, which obligations shall be evidenced from and after the date hereof by the Quakertown Notes, (b) acknowledges receipt of the Quakertown Rights from USPL and (c) acknowledges that the Quakertown Rights are and shall continue to be subject to the security interest created by the Security Agreement (or, after the amendment and restatement thereof, the Restated Security Agreement).

         USPL and the Company agree that the Administrative Agent and the Banks shall be third-party beneficiaries of this Agreement.

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         This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within the State of Illinois.

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         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date and year first written above.

                                U.S. PLASTIC LUMBER CORP.

                                By: /s/ Bruce C. Rosetto
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                                Name Printed: Bruce C. Rosetto
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                                Title: General Counsel and Secretary
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                                 QUAKERTOWN, LLC

                                By:  U.S. Plastic Lumber Corp., its sole Member

                                By: /s/ Bruce C. Rosetto
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                                Name Printed: Bruce C. Rosetto
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                                Title: President
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